UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2024

THE BOEING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

929 Long Bridge Drive, Arlington, VA	22202
(Address of principal executive offices)	(Zip Code)

(703) 465-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 1, 2024, The Boeing Company (the “Company”) issued $10,000,000,000 in aggregate principal amount of senior notes consisting of (1) $1,000,000,000 in aggregate principal amount that bear interest at the rate of 6.259% per annum and will mature on May 1, 2027 (the “2027 Notes”), (2) $1,500,000,000 in aggregate principal amount that bear interest at the rate of 6.298% per annum and will mature on May 1, 2029 (the “2029 Notes”), (3) $1,000,000,000 in aggregate principal amount that bear interest at the rate of 6.388% per annum and will mature on May 1, 2031 (the “2031 Notes”), (4) $2,500,000,000 in aggregate principal amount that bear interest at the rate of 6.528% per annum and will mature on May 1, 2034 (the “2034 Notes”), (5) $2,500,000,000 in aggregate principal amount that bear interest at the rate of 6.858% per annum and will mature on May 1, 2054 (the “2054 Notes”) and (6) $1,500,000,000 in aggregate principal amount that bear interest at the rate of 7.008% per annum and will mature on May 1, 2064 (the “2064 Notes” and, together with the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes and the 2054 Notes, the “Notes”). The Notes were issued in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act.

Interest on the Notes is payable semiannually in arrears on May 1 and November 1 of each year, beginning on November 1, 2024. The respective interest rates payable on the Notes are subject to adjustment based on certain rating events. The Notes are unsecured and have the same rank as the Company’s other unsecured and unsubordinated debt.

The Notes were issued pursuant to an Indenture dated as of February 1, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of May 1, 2024 (the “Supplemental Indenture”), between the Company and the Trustee. The sale of the Notes was made pursuant to the terms of a Purchase Agreement (the “Purchase Agreement”), dated April 29, 2024, by and among the Company and Citigroup Global Markets Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the purchasers named therein.

The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The above description of the terms of the Notes is qualified in its entirety by the Forms of Note for the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes, the 2054 Notes and the 2064 Notes, filed as Exhibits 4.2 through 4.7 hereto, and the Supplemental Indenture filed as Exhibit 4.1 hereto, each of which is incorporated herein by reference.

Registration Rights Agreement

The holders of the Notes are entitled to the benefits of a Registration Rights Agreement, dated as of May 1, 2024 (the “Registration Rights Agreement”), among the Company and the representatives of the initial purchasers under the Purchase Agreement. Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission for an offer to exchange the Notes for a new issuance of substantially identical notes registered under the Securities Act (the “Exchange Offer”) and to cause the Exchange Offer to be consummated within 365 days after May 1, 2024. The Company may be required to provide a shelf registration statement to cover resales of the Notes under certain circumstances. If the Company fails to satisfy its obligations under the Registration Rights Agreement, it may be required to pay additional interest on the Notes.

The above description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 4.8 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events

A copy of the Company’s press release related to the closing of the offering of the Notes is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated April 29, 2024, among The Boeing Company and Citigroup Global Markets Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the purchasers named therein

4.1	First Supplemental Indenture, dated as of May 1, 2024 between The Boeing Company and The Bank of New York Mellon, N.A., as successor trustee to JPMorgan Chase Bank, as Trustee

4.2	Form of Note for the 6.259% Senior Notes due 2027 (included in Exhibit 4.1)

4.3	Form of Note for the 6.298% Senior Notes due 2029 (included in Exhibit 4.1)

4.4	Form of Note for the 6.388% Senior Notes due 2031 (included in Exhibit 4.1)

4.5	Form of Note for the 6.528% Senior Notes due 2034 (included in Exhibit 4.1)

4.6	Form of Note for the 6.858% Senior Notes due 2054 (included in Exhibit 4.1)

4.7	Form of Note for the 7.008% Senior Notes due 2064 (included in Exhibit 4.1)

4.8	Registration Rights Agreement, dated as of May 1, 2024, among The Boeing Company and Citigroup Global Markets Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the purchasers named therein

99.1	Press Release issued by The Boeing Company dated May 1, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY
(Registrant)

May 3, 2024	/s/ John C. Demers
(Date)	John C. Demers

Vice President, Assistant General Counsel and Corporate Secretary